Fund/Ticker
Fidelity Blue Chip Value ETF/FBCV
Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Summary Prospectus
November 29, 2024
This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
  You may have to pay more money to trade an ETF's shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
  The price you pay to buy ETF shares on an exchange may not match the value of an ETF's portfolio. The same is true when you sell shares. The price differences may be greater for this ETF compared to other ETFs because they provide less information to traders.
  These additional risks may be even greater in bad or uncertain market conditions.
  The ETF will publish on its website each day a "Tracking Basket" designed to help trading in shares of the ETF. While the Tracking Basket includes some of an ETF's holdings, it is not the ETF's actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about an ETF secret, the ETF may face less risk that other traders can predict or copy its investment strategy. This may improve an ETF's performance. If other traders are able to copy or predict an ETF's investment strategy, however, this may hurt the ETF's performance.

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated November 29, 2024 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® Blue Chip Value ETF

Investment Objective

Fidelity® Blue Chip Value ETF seeks long-term growth of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.59%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.60%
Fee waiver and/or expense reimbursement	0.00% A, B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.59%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent proxy and shareholder meeting expenses exceed 0.003% of the fund's average net assets. This arrangement will remain in effect through November 30, 2025. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
BFee waiver and/or expense reimbursement represents less than 0.005%. Total annual operating expenses after fee waiver and/or expense reimbursement does not sum due to rounding.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$60
3 years	$191
5 years	$333
10 years	$749

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
  The fund is an actively managed ETF that operates pursuant to an exemptive order from the Securities and Exchange Commission (Order) and is not required to publicly disclose its complete portfolio holdings each business day. Instead, the fund publishes each business day on its website a "Tracking Basket," which is designed to closely track the daily performance of the fund but is not the fund's actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund's investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests (Representative ETFs); and (3) cash and cash equivalents. For additional information regarding the Tracking Basket, see "Additional Information about each Fund - Tracking Basket Structure" in the prospectus.
  The fund also publishes each business day on its website the "Tracking Basket Weight Overlap," which is the percentage weight overlap between the holdings of the prior business day's Tracking Basket compared to the holdings of the fund that formed the basis for the fund's calculation of net asset value per share (NAV) at the end of the prior business day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to the fund's actual portfolio in percentage terms.
  Normally investing primarily in equity securities.
  Normally investing at least 80% of assets in blue chip companies (companies that, in Fidelity Management & Research Company LLC (FMR)'s view, are well-known, well-established and well-capitalized), which generally have large or medium market capitalizations.
  Investing in companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Tracking Basket Structure Risk.
The fund's Tracking Basket structure may affect the price at which shares of the fund trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the fund's NAV per share, there is a risk that market prices will vary significantly from NAV. Exchange Traded Funds (ETFs) trading on the basis of a published Tracking Basket may trade at a wider bid-ask spread than ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. In addition, although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify the fund's trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders, such as front running the fund's trades of portfolio securities.
  Arbitrage Risk.
Unlike ETFs that publicly disclose their complete portfolio holdings each business day, the fund provides certain other information intended to allow market participants to estimate the value of positions in fund shares. Although this information is designed to facilitate arbitrage opportunities in fund shares to reduce bid-ask spread and minimize discounts or premiums between the market price and NAV of fund shares, there is no guarantee the fund's arbitrage mechanism will operate as intended and that the fund will not experience wide bid-ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to "reverse engineer" the fund's trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the fund's performance.
  Fluctuation of Net Asset Value and Share Price.
Shares may trade at a larger premium or discount to the NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Trading Issues.
The fund will operate differently from other actively managed ETFs that publish their portfolio holdings on a daily basis. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund's shares trading at wider spreads and larger premiums and discounts to NAV than other actively managed ETFs that publish their portfolio holdings on a daily basis, particularly during periods of market disruption or volatility. As a result, it may cost investors more to trade fund shares than shares of other ETFs. Market makers and Authorized Participants are not obligated to make a market in the fund's shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. In addition, trading may be halted, for example, due to market conditions.
  Trading Halt Risk.
There may be circumstances where a security held in the fund's portfolio but not in the Tracking Basket does not have readily available market quotations. If the Adviser determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund's portfolio, will be publicly disclosed on the fund's website and the Adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the fund and its shareholders. In addition, if securities representing 10% or more of the fund's portfolio do not have readily available market quotations, the Adviser would promptly request the Exchange to halt trading on the fund, meaning that investors would not be able to trade their shares. Trading may also be halted in other circumstances, for example, due to market conditions.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Mid Cap Investing.
The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The additional index has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2021	2022	2023
26.12%	-2.48%	5.53%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	12.34%	December 31, 2022
Lowest Quarter Return	-8.04%	June 30, 2022
Year-to-Date Return	13.66%	September 30, 2024

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2023	Past 1 year	Life of fund
Fidelity® Blue Chip Value ETF
Return Before Taxes	5.53%	13.45% A
Return After Taxes on Distributions	5.09%	12.82% A
Return After Taxes on Distributions and Sale of Fund Shares	3.56%	10.51% A
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	11.46%	13.00%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	26.53%	14.51%

AFrom June 2, 2020.

The fund has begun comparing its performance to the Russell 1000® Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Investment Adviser
FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
The fund is jointly and primarily managed by the team of Sean Gavin (Co-Portfolio Manager) and Anastasia Zabolotnikova (Co-Portfolio Manager), each of whom has managed the fund since 2020.
Mr. Gavin develops the investment strategy for the fund and is not responsible for the operational implementation of the strategy. Ms. Zabolotnikova is responsible for the operational implementation of the strategy.
Purchase and Sale of Shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.
1.9897889.107	VTF-SUM-1124